                                                                    EXHIBIT 99.1

CONTACT:          BUTCH CROUCH
                  INVESTOR RELATIONS
                  (205) 254-6868

                  JEANNIE COLQUETT
                  CORPORATE COMMUNICATIONS
                  (205) 254-5523

FOR IMMEDIATE RELEASE



                 SOUTHTRUST ANNOUNCES RECORD NET INCOME FOR 1997
                             AND THE FOURTH QUARTER

         BIRMINGHAM, Ala. (Jan. 12, 1998)---SouthTrust Corporation reported record earnings for both the year as well as the fourth quarter of 1997, according to Wallace D. Malone, Jr., chairman and chief executive officer of the Corporation.

         1997 net income totaled $306.7 million, up 20 percent over the $254.7 million reported in 1996. Diluted net income per share for the year was $3.05 for 1997 versus $2.69 in 1996, an increase of 13.4 percent. Basic net income per share in 1997 was $3.07 compared with $2.71 in 1996. Diluted net income per share has grown at a compound rate of 13.1 percent over the last five years.

         Fourth quarter net income of $82.0 million was up 20 percent compared with $68.4 million reported in the fourth quarter of 1996. Diluted net income per share as well as basic income per share for the fourth quarter was $.80 in 1997 versus $.71 for 1996, an increase of 13 percent.

         "SouthTrust completed the year with an excellent fourth quarter, and we are extremely excited about the company's performance for both the last quarter and, more importantly, the year," said Malone. "SouthTrust is very focused on maintaining its strong momentum and building shareholder value on a long-term and solid basis. The opportunities for us are terrific.

                                    --more--

SouthTrust Announces
Page Two
January 12, 1998


         "Our recently announced $4.5 billion of acquisitions in Florida will position SouthTrust with a major market presence in some of the highest growth markets in this country. Florida's 15 million population is by far the largest in the Southeast and is also the fastest growing. These acquisitions will give SouthTrust more than 350,000 new customers and will add to SouthTrust's significant position in markets that cover 93% of the best state banking market in the country. With well above $10 billion in deposits in Florida by mid-year, SouthTrust will become the fourth largest financial institution in Florida. To support these acquisitions, SouthTrust is selling 4.5 million shares of common stock. These acquisitions, together with the issuance of shares, is accretive to earnings per share in 1998 and beyond. This continues our strategy of placing SouthTrust in the right markets at the right time while giving us an even stronger, more diversified franchise.

         "We have a significant presence in virtually every high growth Southeastern market, and we intend to continue our long-term strategy of capitalizing on growth opportunities. During next year, we expect to see two-thirds of our deposit business located outside Alabama; ten years ago we were 100 percent within Alabama. We are very optimistic about 1998 and beyond," Malone said.

         "SouthTrust is a strong, well-capitalized financial institution, which produces sustainable, strong, consistent high-quality earnings performance and growth as it continues to serve the best markets in the country. An outstanding example of SouthTrust's quality performance is illustrated by the fact that total revenues increased 21 percent in 1997 over 1996, matching our five-year compound growth rate, also at 21 percent."

         Stockholders' equity grew to $2.2 billion as of December 31, 1997. This reflects a 26 percent increase over the $1.7 billion in stockholders' equity reported one year ago. Return on average stockholders' equity was 15.7 percent for 1997.

                                    --more--

SouthTrust Announces
Page Three
January 12, 1998

         Total assets increased 18 percent, reaching a level of $30.9 billion as of December 31, 1997. This compares with $26.2 billion one year ago. Loans increased 16 percent to $22.5 billion, while deposits increased 13 percent to $19.6 billion.

         SouthTrust Corporation currently operates more than 540 offices in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee. The company offers a complete line of banking and other related financial services to commercial and retail customers. SouthTrust Corporation common stock is traded on the national over-the-counter market under the NASDAQ symbol SOTR.

                                    --more--

SOUTHTRUST CORPORATION                                                        4

FINANCIAL HIGHLIGHTS

                                        Three Months Ended                      Year Ended
INCOME SUMMARY                          ------------------                ----------------------
(In thousands,                                Dec 31,              %              Dec 31,                    %
except per share data)                    1997      1996         Change     1997          1996             Change
-----------------------------------------------------------------------------------------------------------------
Net income                              $ 81,953   $68,418         20     $306,708      $254,703             20
Average shares outstanding - basic       101,988    96,115          6       99,789        94,122              6
Average shares outstanding - diluted     103,027    96,866          6      100,672        94,769              6
Per share:
      Net income - basic                $   0.80   $  0.71         13     $   3.07      $   2.71             13
      Net income - diluted                  0.80      0.71         13         3.05          2.69             13
      Cash dividends declared               0.25      0.22         14         1.00          0.88             14
Return on average assets                    1.09 %    1.08 %                  1.08 %        1.09 %
Return on average equity                   15.21     16.02                   15.72         15.92
Net interest margin (FTE)                   3.90      4.03                    3.94          4.03
Non-interest expense as a %
   of average total assets                  2.64      2.71                    2.63          2.76
Efficiency ratio                           56.78     55.92                   56.47         56.86


CREDIT QUALITY ANALYSIS
The following table summarizes the Company's non-performing assets and accruing loans 90 days or more past due for the last five quarters.

                                                                       1997                              1996
(In Millions)                                      DEC 31,     Sep 30,     Jun 30,       Mar 31,         Dec 31,
                                                   --------------------------------------------------------------
Non-accrual loans                                   $118.8     $115.2       $103.7        $108.0         $ 82.8
Restructured loans                                     1.1        0.6          0.7           0.6            2.1
                                                   --------------------------------------------------------------
  Total non-performing loans                         119.9      115.8        104.4         108.6           84.9
Other real estate owned                               43.8       47.7         52.6          46.5           43.9
Other repossessed assets                              16.7       12.4         12.0          10.1           10.2
                                                   --------------------------------------------------------------
  Total non-performing assets                        180.4      175.9        169.0         165.2          139.0
Accruing loans 90 days or more past due               54.0       50.9         45.3          36.9           40.4
                                                   --------------------------------------------------------------
  Total non-performing assets and accruing
    loans 90 days or more past due                  $234.4     $226.8       $214.3        $202.1         $179.4
                                                   --------------------------------------------------------------

Allowance for loan losses                           $315.5     $310.7       $297.7        $284.5         $269.9
Provision for loan losses                             21.7       20.0         26.5          22.4           27.2
Net charge-offs                                       17.0        9.9         13.3          11.6           12.5
RATIOS:
For the Period Ended:
  Net charge-offs as a % of average
    net loans (annualized basis)                      0.31 %     0.18 %       0.26 %        0.24 %         0.27 %
Period End:
  Allowance as a % of net loans                       1.40       1.43         1.41          1.41           1.40
  Allowance as a % of non-
    performing loans                                263.16     268.38       285.08        261.89         317.57
  Non-performing assets as a % of loans net
    of unearned income plus OREO                      0.80       0.81         0.80          0.82           0.72
  Non-performing assets and accruing loans 90
    days or more past due as a % of loans
    net of unearned income plus OREO                  1.04       1.04         1.01          1.00           0.93

SOUTHTRUST CORPORATION                                                         5
TAXABLE EQUIVALENT INTEREST YIELDS/RATES

                                                                       1997                                1996
INTEREST INCOME                                    DEC 31,    Sep 30,      Jun 30,       Mar 31,        Dec 31,
                                                   --------------------------------------------------------------
Interest and fees on loans                            8.74 %     8.76 %       8.81 %        8.79 %         8.73 %
Interest on Held-to-Maturity securities:
  Taxable                                             6.93       7.09         7.17          7.02           7.17
  Non-taxable                                        10.29      11.05        10.47         10.58          10.25
Securities Available-for-Sale                         6.60       6.55         6.69          6.51           6.41
Interest on short-term investments                    8.65       7.13         8.04          7.36           7.34
                                                   --------------------------------------------------------------
  Total interest-earning assets                       8.35       8.35         8.41          8.39           8.34

INTEREST EXPENSE
Interest on deposits                                  4.64 %     4.63 %       4.60 %        4.70 %         4.72 %
Interest on short-term borrowings                     5.55       5.57         5.55          5.39           5.28
Interest on Federal Home Loan Bank advances           5.37       5.38         5.41          5.17           5.30
Interest on long-term debt                            6.44       6.36         6.13          5.98           5.90
                                                   --------------------------------------------------------------
  Total interest-bearing liabilities                  4.95       4.95         4.93          4.93           4.92

Net interest margin                                   3.90 %     3.89 %       3.97 %        4.04 %         4.03 %
                                                   --------------------------------------------------------------
Net interest spread                                   3.40       3.40         3.48          3.46           3.42


STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL

                                                                       1997                                1996
                                                   DEC 31,    Sep 30,      Jun 30,       Mar 31,        Dec 31,
                                                  ---------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Stockholders' equity to assets                        7.10 %     6.77 %       6.69 %        6.84 %         6.62 %
Book value per share                              $  21.42    $ 20.19      $ 19.57       $ 18.78        $ 18.05
End of period shares outstanding (000's)           102,443     99,794       99,713        99,619         96,139

REGULATORY CAPITAL:
Tier I capital ratio                                  7.87 % *   7.37 %       7.43 %        7.66 %         7.33 %
Supplemental capital elements                         4.42   *   4.02         4.14          4.30           4.46
                                                  ---------------------------------------------------------------
Total risk-based capital ratios                      12.29 % *  11.39 %      11.57 %       11.96 %        11.79 %
                                                  ---------------------------------------------------------------
Leverage ratio                                        6.61 %     6.14 %       6.08 %        6.47 %         6.21 %

* Current quarter ratios are estimated.

 SOUTHTRUST CORPORATION                                                        6
 CONDENSED STATEMENTS OF CONDITION

                                                           ENDING BALANCE            QUARTER AVERAGE              YTD AVERAGE
 (Unaudited)                                            DEC 31,      Dec 31,     DEC 31,         Dec 31,      DEC 31,     Dec 31,
 (In millions)                                           1997         1996        1997            1996         1997         1996
                                                      -----------------------   -------------------------   -----------------------
 Loans, net of unearned income                        $22,474.8     $19,331.1   $21,927.0       $18,576.6   $20,888.9     $16,885.4
 Held-to-Maturity securities:
   Taxable                                              2,395.3       1,744.9     2,294.8         1,648.0     2,037.4       1,491.8
   Non-taxable                                            161.9         211.7       172.7           215.9       190.0         230.1
                                                      -----------------------   -------------------------   -----------------------
     Total Held-to-Maturity securities                  2,557.2       1,956.6     2,467.5         1,863.9     2,227.4       1,721.9
 Available-for-Sale securities                          2,917.1       2,859.0     3,242.0         2,819.6     3,272.1       2,825.5
 Short-term investments:
   Federal funds sold and securities
    purchased under resale agreements                      49.2          12.2        38.0            39.6        28.3          66.5
   Interest-bearing deposits in other banks                 0.2           4.2        16.1            16.0        18.0          17.5
   Assets held for sale                                   462.6         209.1       424.6           266.3       335.0         258.0
                                                      -----------------------   -------------------------   -----------------------
     Total short-term investments                         512.0         225.5       478.7           321.9       381.3         342.0
       Total earning assets                            28,461.1      24,372.2    28,115.2        23,582.0    26,769.7      21,774.8
 Allowance for loan losses                               (315.5)       (269.9)     (315.9)         (260.5)     (298.2)       (239.3)
 Other assets                                           2,760.8       2,120.9     2,128.6         1,855.0     2,000.9       1,748.5
                                                      -----------------------   -------------------------   -----------------------
     Total assets                                     $30,906.4     $26,223.2   $29,927.9       $25,176.5   $28,472.4     $23,284.0
                                                      =======================   =========================   =======================
 Deposits:
   Interest-bearing                                   $17,297.9     $14,725.1   $16,945.5       $14,453.8   $16,057.0     $13,607.5
   Other                                                2,288.7       2,580.4     2,080.0         2,351.7     2,095.4       2,270.5
                                                      -----------------------   -------------------------   -----------------------
     Total deposits                                    19,586.6      17,305.5    19,025.5        16,805.5    18,152.4      15,878.0
 Federal funds purchased and other
   short-term borrowed funds                            4,750.4       4,071.0     4,557.8         3,768.3     4,834.8       3,636.7
 Federal Home Loan Bank advances                        2,782.4       1,744.2     2,745.9         1,583.4     2,107.6       1,088.3
 Long-term debt                                         1,106.4         983.2     1,003.6           901.0       986.8         696.6
 Other liabilities                                        486.0         384.4       457.8           419.4       439.6         384.8
 Stockholders' equity                                   2,194.6       1,734.9     2,137.3         1,698.9     1,951.2       1,599.6
                                                      -----------------------   -------------------------   -----------------------
     Total liabilities and
         stockholders' equity                         $30,906.4     $26,223.2   $29,927.9       $25,176.5   $28,472.4     $23,284.0
                                                      =======================   =========================   =======================

 SOUTHTRUST CORPORATION                                                       7
 CONDENSED STATEMENTS OF INCOME

 FULLY-TAXABLE EQUIVALENT BASIS                            QUARTER ENDED              YEAR ENDED
 (Unaudited)                                            DEC 31,       Dec 31,    DEC 31,        Dec 31,
 (In thousands, except per share data)                   1997          1996       1997           1996
                                                       ----------------------  --------------------------
 Interest income:
   Interest and fees on loans                          $482,919      $407,728  $1,833,552      $1,486,719
   Interest on Held-to-Maturity securities:
     Taxable                                             40,065        29,702     143,941         101,862
     Non-taxable                                          4,477         5,564      20,146          24,499
                                                       ----------------------  --------------------------
       Total interest on Held-to-Maturity securities     44,542        35,266     164,087         126,361
   Interest on Available-for-Sale securities             53,622        45,744     215,692         180,261
   Interest on short-term investments                    10,438         5,942      28,916          22,760
                                                       ----------------------  --------------------------
       Total interest income                            591,521       494,680   2,242,247       1,816,101
 Interest expense:
   Deposits                                             198,120       171,358     745,122         644,613
   Short-term borrowings                                 63,759        50,030     266,816         194,159
   Federal Home Loan Bank advances                       37,200        21,103     112,646          57,387
   Long-term debt                                        16,297        13,368      61,495          42,035
                                                       ----------------------  --------------------------
       Total interest expense                           315,376       255,859   1,186,079         938,194
       Net interest income                              276,145       238,821   1,056,168         877,907
   Taxable equivalent adjustment                         (2,347)       (2,796)     (9,995)        (11,881)
 Provision for loan losses                               21,734        27,197      90,613          90,027
                                                       ----------------------  --------------------------
       Net interest income after provision
         for loan losses                                252,064       208,828     955,560         775,999
 Non-interest income:
   Service charges on deposit accounts                   35,549        29,695     129,869         109,211
   Mortgage banking operations                            7,246        11,300      27,242          42,096
   Bank card fees                                         5,839         6,329      22,981          22,726
   Trust fees                                             6,625         6,082      24,529          21,887
   Other fee income                                      11,090         9,825      42,518          36,845
   Securities gains, net                                    288         1,267       1,739           1,409
   Other                                                  8,050         4,733      21,629          20,635
                                                       ----------------------  --------------------------
      Total non-interest income                          74,687        69,231     270,507         254,809

 Non-interest expense:
   Salaries and employee benefits                       106,781        90,048     404,846         331,600
   Net occupancy expense                                 16,564        12,107      60,158          49,361
   Equipment expense                                     12,746        10,645      45,724          37,336
   Other                                                 62,939        58,766     237,488         225,001
                                                       ----------------------  --------------------------
      Total non-interest expense                        199,030       171,566     748,216         643,298
       Income before income taxes                       127,721       106,493     477,851         387,510
 Income tax expense                                      45,768        38,075     171,143         132,807
                                                       ----------------------  --------------------------
       Net income                                      $ 81,953      $ 68,418  $  306,708      $  254,703
                                                       ======================  ==========================

 Avg shares outstanding - basic (000's)                 101,988        96,115      99,789          94,122
 Avg shares outstanding - diluted                       103,027        96,866     100,672          94,769
 Net income per share - basic                          $   0.80      $   0.71  $     3.07      $     2.71
 Net income per share - diluted                            0.80          0.71        3.05            2.69
 Cash dividends per share                                  0.25          0.22        1.00            0.88


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